UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

Midwest Holding Inc.
(Exact name of registrant as specified in its charter)

NEBRASKA	000-10685	20-0362426
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
(Address of principal executive offices) (Zip Code)

(402) 489-8266
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.01: Completion of Acquisition or Disposition of Assets

     On November 25, 2013, Midwest Holding Inc. (the "Company") entered into a Plan and Agreement of Exchange (the "Exchange Agreement") with Great Plains Financial Corporation, a South Dakota corporation ("Great Plains") and Security Capital Corporation, an Arkansas corporation ("Security Capital"). The Exchange Agreement has been approved by the shareholders of both Great Plains and Security Capital and regulatory approvals have been obtained.

     Pursuant to the Exchange Agreement, the Company agreed to an exchange ratio of 1.29 shares of Company voting common stock for one share of Great Plains common stock and one share of Company voting common stock for every 6.2 shares of Security Capital common stock. Based on the foregoing exchange ratios, the Company will issue approximately 4,155,600 shares of its voting common stock in connection with the exchange transaction. In addition, as of August 5, 2014, all filings necessary to consummate the Exchange Agreement under the applicable state corporate laws were completed. As a result, the transactions contemplated by the Exchange Agreement were completed as of such date and Great Plains and Security Capital are now wholly owned subsidiaries of the Company.

Item 9.01: Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

     During the third quarter of 2011, the Company began consolidating the financial results of Security Capital Corporation. Security Capital is an inactive corporation that has limited assets consisting of cash and an investment in stock of a North Dakota company.

     The Company began consolidating into its financial statements the financial results of Great Plains beginning in the fourth quarter of 2012.

     Pursuant to Regulation S-X 3-05(b)(4)(iii), since the operating results of both Great Plains and Security Capital have been consolidated into the Company's financial statements for at least a complete fiscal year, the separate financial statements of both Great Plains and Security Capital are not required to be filed with this report. Likewise, pro forma financial statements are not being filed with this report since both acquired entities were consolidated into the Company's financial statements for the year ended December 31, 2013.

(d) Exhibits:

     The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Plan and Agreement of Exchange dated November 25, 2013, by and among Midwest Holding Inc., a Nebraska corporation, Great Plains Financial Corporation, a South Dakota corporation and Security Capital Corporation, an Arkansas corporation. (Incorporated by reference to Appendix A of the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on February 11, 2014.)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST HOLDING INC.

	By:	/s/ Mark A. Oliver
	Name:	Mark A. Oliver
Date: August 7, 2014	Title:	Chief Executive Officer